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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 20, 1999


                           MERKERT AMERICAN CORPORATION
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               (Exact name of registrant as specified in charter)



        DELAWARE                   0-24667                04-3411833
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    (State or other        (Commission file number)     (IRS employer
    jurisdiction of                                   identification no.)
    incorporation)


                     500 Turnpike Street, Canton, MA 02021
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              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (781) 828-4800
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Item 5 - Other Events
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     Merkert American Corporation (the "Company") announced its acquisition of
Sell, Inc. ("Sell"), a full service food brokerage firm, pursuant to a Stock Purchase Agreement, dated January 20, 1999. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 99.1 - Press Release of Merkert American Corporation, dated
                    January 20, 1999.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERKERT AMERICAN CORPORATION



Date: February 4, 1999        By:          /s/ Gerald R. Leonard
                                  ----------------------------------------------
                                  Gerald R. Leonard
                                  Chairman of the Board of Directors, Chief
                                     Executive Officer and President


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                                 EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

   Exhibit 99.1 -   Press Release of Merkert American Corporation, dated
                    January 20, 1999.


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